Exhibit 99.2

 2  Safe Harbor Statement  New slide  This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.   Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “may,” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.   Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; changes in global trade policies and tariffs; global and domestic supply chain disruptions; actions taken by third-party operators, producers, processors, transporters and gatherers; changes in expected production from Expand Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation, sand mining, and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; our ability to realize the anticipated benefits from acquisitions and our ability to manage the risks associated with acquisition activity; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act and the One Big Beautiful Bill Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to pipeline safety, climate change and greenhouse gas emissions; changes in laws and regulations or enforcement policies, including those relating to construction and operation of new interstate gas pipelines, ratemaking to which our pipelines may be subject, or other non-environmental laws and regulations; our ability to qualify for federal income tax credits; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025 and our reports and registration statements filed from time to time with the SEC.  The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2025, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements.  Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  3  First Quarter 2026 Accomplishments  Strong financial performance  First quarter 2026 net income of $130 million and Adjusted EBITDA1 of $308 million  Reaffirming 2026 and 2027 Adjusted EBITDA guidance range and early outlook of $1,155 - $1,225 million and $1,225 - $1,295 million, respectively   Executing on organic growth opportunities and construction projects  DTM has approved investment in the Vector 2028 Pipeline expansion and Millennium R2R project   Midwestern Gas Transmission power plant lateral placed in-service on-time and under budget  Progressing commercial opportunities  Executed new agreement to serve new utility scale power development off of Midwestern Pipeline   Recontracted ~30% of Midwestern Pipeline’s capacity with term extensions ranging from 5 – 25 years  Commercialized new interconnect on NEXUS to serve data center generation project  Received customer interest in excess of offered capacity for recently closed open seasons on both Midwestern and Vector Pipelines

DTM Provides a Distinctive Investment Opportunity

Premium, high-quality, pure play natural gas attributes compared to peers

Leading Organic Growth
$3.4B project backlog

High-Quality Portfolio Mix
~70% Pipeline segment

Premier Geographic Presence
Growing power and LNG demand

Durable Contracting
~95% demand-based contracts[1], ~8-year average[2] contract tenor

Investment Grade
2.9x on-balance sheet / 3.5x proportional 2026E YE leverage

Peer-leading Dividend and Adjusted EBITDA Growth



Dividend CAGR
2021-2025
8%
2%
DTM³
Gas-Focused Peers⁴



Adjusted EBITDA⁵ CAGR
2021-2025
12%
6%
DTM³
Gas-Focused Peers⁴

Differentiated Business Mix and Backlog



Business Mix as % of 2025 EBITDA⁶
Pipeline
70%
30%
Gathering



Project Backlog as % of 2025 EBITDA
Backlog 75% Pipeline Projects
300%
260%
DTM
Peer Average⁷

1. Represents % of 2025 revenue contribution comprised of demand, Minimum Volume Commitments (MVCs) or flowing gas/proved developed producing reserves
2. Overall portfolio weighted average contract tenor as of 12/31/2025
3. DTM 2025 dividend based on annualized Q1 2025 Board-approved dividend ($0.82/share); DTM 2021-2025 Adjusted EBITDA CAGR based on 2021 original guidance to 2025 actual
4. Peer average of gas-focused peers (WMB, KMI, AM, TRP, ENB)
5. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
6. Represents 2025 Pipeline and Gathering segment Adjusted EBITDA contributions
7. Peer average includes WMB, KMI, TRP, ENB; Source: Peer company filings as of 2/13/2026

DT Midstream

4

Executing on ~$3.4 billion Organic Project Backlog over 2026-2030

Successful open seasons for pipeline expansions on Midwestern and Vector pipelines

~$3.4 billion[1]

Capital Project Backlog


75%
Pipeline
20%
Gathering
Energy
Transition
5%²

Projects at 5-8x build multiples

~$1.7 billion total committed

~$0.1 billion committed in Q1 2026

Strong commercial interest for Midwestern & Vector expansions

1. Represents 2026-2030 probability-weighted capex
2. Pre-FID Louisiana CCS Project

DT Midstream

5

 Interconnect provides a pathway to reach majority of terminals within the LNG corridor  Source: Wood Mackenzie North America Gas Investment Horizon Outlook – November 2025  6  Leading Competitive Market Position to Serve Growing LNG Demand   Well positioned amidst geopolitical dynamics  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  +14 Bcf/d  Haynesville Supply Forecast (Bcf/d)  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  +12 Bcf/d  DTM’s Haynesville System Direct LNG Market Connections (Bcf/d)  Sabine Pass  Cameron  Calcasieu Pass  Plaquemines  Golden Pass  Port Arthur  Woodside Louisiana  Existing/Future   LEAP Interconnect   Capacity (Bcf/d)  LNG terminal / market  Transco  0.5  Industrial / LNG corridor1  Cameron  0.25  Cameron LNG, Port Arthur LNG  Creole Trail  1.0  Sabine Pass LNG  Texas Eastern  0.75  Calcasieu Pass LNG  Targa  0.1  Industrial  TC Energy Gillis Access  1.0  Industrial / Plaquemines LNG, Calcasieu Pass LNG  Driftwood Line 200 (Future)  1.0  Louisiana LNG  Cameron Expansion (Future)  0.25  Cameron LNG, Port Arthur LNG  ~4.9 Bcf/d Downstream  Interconnectivity  ~3.5 Bcf/d Receipt Capacity

Extensive Interstate Network Adjacent to Growing Utility Demand

Data center opportunities accelerating Upper Midwest and Northeast natural gas demand



Utility Announced Data Center & Large Load Opportunities
Manitoba, Canada
Ontario, Canada
Minnesota
North Dakota
South Dakota
Wisconsin
Iowa
Nebraska
Illinois
Missouri
Kentucky
Tennessee
New York
Pennsylvania
West Virginia
Virginia
North Carolina
Viking Gas Transmission
Guardian Pipeline
Washington 10 Storage Complex
Vector Pipeline
Generation Pipeline
NEXUS Gas Transmission Pipeline
Appalachia Gathering System
Ohio Utica Gathering System
Stonewall Gas Gathering Lateral Pipeline
Midwestern Gas Transmission
11 GW
16 GW
12 GW
10 GW
DTM PIPELINE ASSETS
STORAGE ASSETS
MISO MARKET
PJM MARKET

~50 GW
Utility Announced Opportunities

~7.5 Bcf/d
Natural Gas Demand[1]

Forecasted Total Annual Power Demand (TWh)



MISO2
PJM3
+16%
+15%
684
794
824
949
2025
2030
2025
2030

1. Assumes 1 GW = 0.15 Bcf/d natural gas demand
2. Midcontinent Independent System Operator, Inc.
3. PJM Interconnection LLC, RTO Region

Source: Utility company announcements, S&P Global Commodity Insights North American Power Market Outlook, December 2025

DT Midstream

7

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  8  First Quarter 2026 Financial Results  Q4 2025  Q1 2026  $293  $308  Pipeline  Gathering  Pipeline  Seasonal performance on joint venture and interstate pipelines  Higher revenue on Stonewall and LEAP  Gathering  Higher volumes on Blue Union and Appalachia Gathering  69%  31%  xx  Adjusted EBITDA1  (millions) segment % of total  68%  32%

New Pipeline Growth Investments

Serving key demand markets

✓ Vector 2028 Pipeline Expansion

- ~400 MMcf/d westbound capacity increase into Chicago
- Anchored by investment grade utility customers under 20-year, negotiated rate contracts
- DTM has approved $80 to $100 million capital investment[1] at 6-7x build multiple
- Q4 2028 expected in-service

✓ Millennium R2R Project

- Supported by contracts totaling 70 MMcf/d under negotiated rates with two utilities and a power plant
- Project will be constructed under existing regulatory authorization
- Q1 2027 expected full in-service

DT Midstream

1. DTM portion only

9

 Midwest Incremental Supply Transportation (“MIST”) Project   Northbound and southbound expansions on Midwestern Pipeline for up to 1.5 Bcf/d capacity increase   Successful non-binding open season closed beginning of April 2026  Optimizing design and working to execute precedent agreements  Binding open season to follow prior to formal FID  Vector 2030 Pipeline Expansion  300-500 MMcf/d westbound capacity increase  Successful non-binding open season closed mid-April 2026  Refining project scope and working to execute binding commitments   10  Strong Market Interest in Additional Pipeline Projects   Advancing towards commercialization  Customer interest in excess of offered capacity

2026 Capital Plan is Largely Committed and 2027 is Advancing

Continued commercialization and execution of growth projects from our backlog

Growth capex


(millions)
Committed
New Commitments
Pre-FID
$420 - $480
~$400 Committed
~$440 Committed
2026 guidance
2027

Organic, demand-driven, capital investments

- Increasing committed capital to reflect new investments
- Total committed investments of ~$840 million over 2026 and 2027
- ~$1.7 billion of projects have reached FID through 2030

DT Midstream

11

 12  Gathering Volume Summary  Strong Haynesville and Northeast volumes in Q1  Q1 2025  Q2 2025  Q3 2025  Q4 2025  Q1 2026  +25%  Haynesville throughput  (bcf/d)  Q1 2025  Q2 2025  Q3 2025  Q4 2025  Q1 2026  1.30  1.17  1.09  1.28  1.42  +10%  Northeast throughput  (bcf/d)  Appalachia Gathering  Susquehanna Gathering  Tioga Gathering  Ohio Utica Gathering  Blue Union Gathering

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding – diluted on March 31, 2026 and December 31, 2025  Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix  Includes contribution to equity method investees   Growth capital reflects DT Midstream capital spend of $110 million less $7 million contribution from customers received in Q4 2025  13  Quarterly Financial Results  Three months ended   (millions, except EPS)  March 31, 2026  December 31, 2025  Key drivers  Adjusted EBITDA1  $308  $293  Pipeline segment  $214  $200  Seasonal performance on joint venture and interstate pipelines, higher revenue on Stonewall and LEAP  Gathering segment  $94  $93  Higher volumes on Blue Union and Appalachia Gathering  Operating Earnings2  $130  $111  Operating EPS2  $1.27  $1.08  Distributable Cash Flow3  $274  $162  Cash interest expense in Q4  Growth Capital4  $72  $1035  Maintenance Capital  $11  $29

 14  Appendix

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding - diluted  Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix  Includes contribution to equity method investees  15  2026/2027 Guidance Summary  (millions, except EPS)  Guidance  2026 Adjusted EBITDA1  $1,155 - $1,225  2026 Operating Earnings2  $455 - $495  2026 Operating EPS2  $4.42 - $4.82  2026 Distributable Cash Flow3  $830 - $890  2026 Capital Investment4  $490 - $570  Growth Capital  $420 - $480  Maintenance Capital  $70 - $90  2027 Adjusted EBITDA (early outlook)   $1,225 - $1,295

 Growth Investment Projects in Progress  Continuing track record of completing growth investments on time and on budget  In progress project updates  Midwestern Gas Transmission power plant lateral completed on time and under budget  DTM approved investment in Millennium R2R and Vector 2028 Pipeline expansion  All in progress projects remain on schedule and on budget  Project  Expected   in-service dates  Midwestern Gas Transmission power plant lateral  In-Service  Millennium R2R – New   Q1 2027  Phase 1 Interstate Pipelines Modernization   2H 2027  Viking Pipeline expansion  Q4 2027  Phase 2 Interstate Pipelines Modernization   1H 2028  Guardian Pipeline “G3” expansion  Q4 2028  Vector 2028 Pipeline expansion – New   Q4 2028  16

 Represents dates by which pipelines must file rate cases  17  Interstate Pipelines Modernization Underway  Continuing investment in modernization projects to enhance system efficiency and reliability   In Progress on Phases 1 & 2 focused on Guardian and Midwestern Pipelines   Modernization enhancements will improve system efficiency and reliability for customers  Capital Investment will be recovered in next rate cases  Phase 1: $130 to $150 million; 2H 2027 expected in-service date  Phase 2: $140 to $160 million; 1H 2028 expected in-service date  Additional modernization opportunities   Projects improve reliability and service quality for customers  Investments will be recovered in future rate cases  Rate Case Filing Timelines1  Guardian Pipeline  Midwestern Gas Transmission  Viking Gas Transmission  2H  2026  2H 2027  2H 2028

 Includes Allowance for Funds Used During Construction (AFUDC)  18  Executing on “G3” Guardian Pipeline Expansion  Preparing for FERC application filing  Map Update In Progress  “G3” expansion increases delivery capacity into upper Midwest markets  ~537 MMcf/d total expansion with expected Q4 2028 in-service date   Expansion will be completed via a combination of compression and looping  $850 to $930 million total capital investment1 at 5-6x build multiple  Anchored by precedent agreements with five investment-grade utilities  20-year contract terms  Negotiated rates  FERC application submission expected mid-2026  GUARDIAN PIPELINE  MIDWESTERN GAS TRANSMISSION  VECTOR PIPELINE  Joliet  ~537 MMcf/d  “G3” Expansion

LEAP Well Positioned for Future Expansions

Haynesville System current capacity of 2.1 Bcf/d, with expansion capability to ~4 Bcf/d

Integrated Haynesville system provides timely access to coming LNG demand

- Fully contracted by long-term take-or-pay agreements
- Competitive advantage through multiple market access at Gillis Hub
  - Adding 1 Bcf/d interconnect to Driftwood Line 200 (Woodside Louisiana LNG)
  - Increasing Cameron interconnect by 0.25 Bcf/d

Continuing discussions for additional expansions

- LEAP can be further expanded to ~4 Bcf/d to serve growing Gulf Coast LNG and industrial corridor demand
- Timing of future expansions will likely align with next wave of LNG in 2028-2030 timeframe


DTM assets
DTM treating plants
Electric compression
Acreage dedication
LNG facilities
Operational
Under development
2.1 Bcf/d Capacity
Texas
LNG Corridor
Gillis Hub
Woodside Louisiana LNG
Magnolia LNG
Lake Charles LNG
Cameron LNG
Port Arthur
Sabine Pass LNG
CP2
Henry Hub
Plaquemines
Golden Pass LNG
Common-wealth LNG
Calcasieu Pass
Delfin LNG
LEAP capacity (Bcf/d)
In-service
Original 1.0
Phase 1 expansion 0.3 Aug. 2023
Phase 2 expansion 0.4 Jan. 2024
Phase 3 expansion 0.2 Jun. 2024
Phase 4 expansion 0.2 Sep. 2025
Total 2.1
Expansion potential ~4

DT Midstream
19

Source: S&P Global Longterm Outlook – February 2026  20  Strong US Demand and Production Fundamentals  Two-thirds of demand growth will be served by Haynesville and Appalachia production  U.S. Natural Gas Demand Forecast  2025  2030  50  65  +15 bcf/d  Production Forecast – DTM Basins  (bcf/d)  Haynesville   Appalachia  (bcf/d)  2025  2030  113  137  +23 bcf/d  Other  Mexican Exports  LNG Exports  Power  Industrial  ResComm

 Includes Illinois, Indiana, Kentucky, Michigan, Minnesota, Ohio, Tennessee and Wisconsin  Assumes 1 GW = 0.15 Bcf/d of natural gas  Source: S&P Global Commodity Insights North American Power Market Outlook, December 2025  21  Strategically Located Assets to Serve Power Demand Growth  Coal retirements will drive growth in natural gas demand  35 GW  summer   capacity  Forecasted Coal Plant Retirements1   2026-2040   +5 Bcf/d  Potential Natural Gas Demand2

 22  Non-GAAP Definitions  Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures  New slide  Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting.     Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures.     Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies.  Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2026 or 2027 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.

 23  Non-GAAP Definitions  Operating Earnings and Operating Earnings per share are non-GAAP measures  New slide  Use of Operating Earnings Information – Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors.   In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

 New slide  24  Non-GAAP Reconciliations  Reconciliation of Reported to Operating Earnings – DT Midstream Consolidated  Three Months Ended  March 31,  December 31,  2026  2025  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)      Operating Earnings  (millions)  Adjustments  $ —   $ —   $ —   $ —   Net Income Attributable to DT Midstream     $ 130      $ —      $ —      $ 130      $ 111      $ —      $ —      $ 111   Three Months Ended  March 31,  March 31,  2026  2025  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  (millions)  Adjustments   —    —    —    —   Net Income Attributable to DT Midstream     $ 130      $ —   $ —      $ 130      $ 108      $ —   $ —      $ 108   (1)  Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

 Non-GAAP Reconciliations     New slide  Reconciliation of Reported to Operating Earnings per diluted share(1) – DT Midstream Consolidated  25  Three Months Ended  March 31,  December 31,  2026  2025  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings         (per share)  Adjustments  $ —   $ —   $ —   $ —   Net Income Attributable to DT Midstream     $ 1.27      $ —      $ —      $ 1.27      $ 1.08      $ —   $ —      $ 1.08   Three Months Ended  March 31,  March 31,  2026  2025  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings         (per share)  Adjustments   —    —    —    —   Net Income Attributable to DT Midstream     $ 1.27      $ —      $ —      $ 1.27      $ 1.06      $ —   $ —      $ 1.06   (1)  Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations  (2)  Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

 26     Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA  Non-GAAP Reconciliations  Three Months Ended  March 31,  December 31,  March 31,  2026  2025  2025  Consolidated  (millions)  Net Income Attributable to DT Midstream  $ 130   $ 111   $ 108   Plus: Interest expense   40    41    40   Plus: Income tax expense   36    40    35   Plus: Depreciation and amortization   69    67    63   Plus: EBITDA from equity method investees (1)   78    70    73   Less: Interest income   (1)   —    (1)  Less: Earnings from equity method investees   (43)   (37)   (37)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (1)  Other   —    2    —   Adjusted EBITDA  $ 308   $ 293   $ 280   (1)  Includes share of our equity method investees’ earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA.” A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:  Three Months Ended  March 31,  December 31,  March 31,  2026  2025  2025  (millions)  Earnings from equity method investees  $ 43      $ 37   $ 37   Plus: Depreciation and amortization attributable to equity method investees   21    19    22   Plus: Interest expense attributable to equity method investees   14    14    14   EBITDA from equity method investees  $ 78      $ 70   $ 73

 27  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment  Non-GAAP Reconciliations  Three Months Ended  March 31,  December 31,  March 31,  2026  2025  2025  Pipeline  (millions)  Net Income Attributable to DT Midstream  $ 108   $ 93   $ 92   Plus: Interest expense   14    13    13   Plus: Income tax expense   30    34    30   Plus: Depreciation and amortization   29    28    28   Plus: EBITDA from equity method investees (1)   78    70    73   Less: Interest income   (1)   —    (1)  Less: Earnings from equity method investees   (43)   (37)   (37)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (1)  Adjusted EBITDA  $ 214   $ 200   $ 197   (1)  Includes share of our equity method investees’ earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA.” A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:  Three Months Ended  March 31,  December 31,  March 31,  2026  2025  2025  (millions)  Earnings from equity method investees  $ 43      $ 37   $ 37   Plus: Depreciation and amortization attributable to equity method investees   21    19    22   Plus: Interest expense attributable to equity method investees   14    14    14   EBITDA from equity method investees  $ 78      $ 70   $ 73

 28  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment  Non-GAAP Reconciliations  Three Months Ended  March 31,  December 31,  March 31,  2026  2025  2025  Gathering  (millions)  Net Income Attributable to DT Midstream  $ 22   $ 18   $ 16   Plus: Interest expense   26    28    27   Plus: Income tax expense   6    6    5   Plus: Depreciation and amortization   40    39    35   Other   —    2    —   Adjusted EBITDA  $ 94   $ 93   $ 83

 Non-GAAP Reconciliations  29  Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow  Three Months Ended  March 31,  December 31,  March 31,  2026  2025  2025  Consolidated  (millions)  Net Income Attributable to DT Midstream  $ 130   $ 111   $ 108   Plus: Interest expense   40    41    40   Plus: Income tax expense   36    40    35   Plus: Depreciation and amortization   69    67    63   Less: Earnings from equity method investees   (43)   (37)   (37)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (1)  Plus: Dividends and distributions from equity method investees    56    48    48   Less: Cash interest expense   —    (76)   —   Less: Cash taxes   (2)   (2)   2   Less: Maintenance capital investment (1)   (11)   (29)   (8)  Distributable Cash Flow  $ 274   $ 162   $ 250   (1)  Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings.